UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2021

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure.
Canopy Growth Corporation (“Canopy”) recently disclosed its results for its second quarter fiscal 2022. Constellation Brands, Inc. (“Constellation” or the “Company”) recognizes equity in earnings (losses) from its equity method investment in Canopy on a two-month lag, details of which appear below.

Constellation will recognize its share of Canopy’s results of operations and related activities for the period (i) July 1, 2021, through September 30, 2021, in its consolidated financial statements for the three months ended November 30, 2021, and (ii) January 1, 2021, through September 30, 2021, in its consolidated financial statements for the nine months ended November 30, 2021. Based on the information Canopy provides to Constellation in connection with the Amended Investor Rights Agreement and information Canopy has publicly disclosed, Constellation has analyzed its share of Canopy’s results of operations for the periods July 1, 2021, through September 30, 2021, and January 1, 2021, through September 30, 2021, that Constellation currently expects to recognize for its third fiscal quarter and nine months ended November 30, 2021, respectively. Constellation’s equity in earnings (losses) and related activities of Canopy is being recognized for the three and nine months ended November 30, 2021, as appearing in the table below. Equity in earnings (losses) and related activities from the Canopy equity method investment is determined by recording the effect of basis differences which include, among other items, the amortization of the fair value adjustments associated with the definite-lived intangible assets over their estimated useful lives and restructuring and other strategic business development costs. After applying Constellation’s ownership percentage in the applicable period this amount is then converted from Canadian dollars to U.S. dollars using the weighted average exchange rate for the applicable period.

The following table presents the impact on Constellation’s net income (loss) of the equity in earnings (losses) and related activities of Canopy’s results for the three and nine months ended September 30, 2021, on a reported basis (GAAP), and the impact on Constellation’s net income (loss) of the equity in earnings (losses) on a comparable basis (Non-GAAP) recognized in the three and nine months ended November 30, 2021:

	Three Months Ended November 30, 2021	Nine Months Ended November 30, 2021
(U.S. dollars in millions)
Equity in earnings (losses) and related activities - reported basis, Canopy EIE (GAAP) (1)	$(4.2)	$(39.5)
(Provision for) benefit from income taxes (2)	7.2	29.9
Net income (loss) attributable to CBI - reported basis, Canopy EIE (GAAP) (1)	$3.0	$(9.6)

Equity in earnings (losses) and related activities - reported basis, Canopy EIE (GAAP) (1)	$(4.2)	$(39.5)
Comparable adjustments: (3)
Restructuring and other strategic business development costs	0.7	70.7
Net (gain) loss on fair value financial instruments	(67.1)	(138.7)
Acquisition costs	0.7	4.0
Other (gains) losses, net	1.5	(39.1)
	(64.2)	(103.1)
Equity in earnings (losses) - comparable basis Canopy EIE (Non-GAAP) (1)	(68.4)	(142.6)
(Provision for) benefit from income taxes (2)	9.6	23.3
Net income (loss) attributable to CBI - comparable basis, Canopy EIE (Non-GAAP) (1)	$(58.8)	$(119.3)
(1)The amounts shown represent Constellation's share of Canopy's results of operations, as follows:

Periods	Date of Ownership Interest	Ownership Percentage
January 1, 2021, through March 31, 2021	March 31, 2021	37.2%
April 1, 2021, through June 30, 2021	June 30, 2021	36.2%
July 1, 2021, through September 30, 2021	September 30, 2021	36.2%
(2)The effective tax rate applied to Constellation’s equity in earnings (losses) of Canopy is generally based on the tax rates and utilization assumptions of the legal entities that hold Constellation’s investment in Canopy. This rate is based on information currently available and is subject to change upon the determination of Constellation’s results for its third fiscal quarter ended November 30, 2021.
(3)The effective tax rate applied to each comparable adjustment amount is generally based upon the jurisdiction in which the comparable adjustment was recognized.

The information in the table above is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The table above contains non-GAAP financial measures; these are referred to as “comparable” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the table of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures, including those presenting the impact of the Company’s equity method investment in Canopy, are provided because management uses this information to monitor the Company’s investment in Canopy. In addition, the Company believes this information provides investors valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to future plans and objectives of management, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.
The forward-looking statements are based on management's current expectations and should not be construed in any manner as a guarantee that such results will in fact occur. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2021	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer